EXHIBIT 99.1
AIRGAS, INC.
DEFERRED COMPENSATION PLAN II
(Effective July 1, 2006)

AIRGAS, INC.
DEFERRED COMPENSATION PLAN II
ARTICLE I — PURPOSE; EFFECTIVE DATE
     1.1. Purpose. The purpose of the Airgas, Inc. Deferred Compensation Plan II (hereinafter, the “Plan”) is to permit a primarily select group of management and highly compensated employees of AIRGAS, INC., and its subsidiaries to defer the receipt of income which would otherwise become payable to them. It is intended that the Plan, by providing this deferral opportunity, will assist the Company in retaining and attracting individuals of exceptional ability by providing them with these benefits.
     1.2. Effective Date. The Plan shall be effective as of July 1, 2006.
ARTICLE II — DEFINITIONS
          For the purpose of the Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:
     2.1. Account. “Account” means the account maintained on the books of the Company used solely to calculate the amount payable to each Participant under the Plan and shall not constitute a separate fund of assets. Each Participant’s may be made up of several sub-Accounts, which sub-Accounts shall relate to the distribution time or event chosen by the Participant under the Plan.
     2.2. Airgas. “Airgas” means AIRGAS, INC., a Delaware corporation.
     2.3. Beneficiary. “Beneficiary” means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant’s death.
     2.4. Board. “Board” means the Board of Directors of the Company.
     2.5. Bonus. “Bonus” means the bonus or incentive compensation payable to a Participant with respect to employment services performed for the Company by the Participant which is considered to be wages for purposes of Federal income tax withholding and also performance-based compensation for purposes of section 409A of the Code.
     2.6. Change in Control. “Change in Control” means such events or circumstances that result in a change in the ownership or effective control of Airgas, or in the ownership of a substantial portion of the assets of Airgas within the meaning of Code section 409A, Proposed Treasury Regulation § 1.409-3(g)(5) and subsequent guidance thereto.
     2.7. Code. “Code” means the Internal Revenue Code of 1986, as amended.
     2.8. Committee. “Committee” means the committee appointed by the Board to administer the Plan pursuant to Article VII.

     2.9. Company. “Company” means Airgas and any Subsidiary and any other affiliate of Airgas designated by the Board, or any successor to the business thereof.
     2.10. Compensation. For a Participant who is an employee of the Company, “Compensation” means such Participant’s Salary and/or Bonus. For a Participant who is a Non-Employee Director, “Compensation” means Directors’ Fees. For purposes of the Plan only, Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company’s 401(k) plan or a cafeteria plan described in section 125 of the Code, or pursuant to the Plan or any other non-qualified plan which permits the voluntary deferral of compensation. Inclusion of any other forms of compensation is subject to Committee approval.
     2.11. Deferral Commitment. “Deferral Commitment” means a commitment made by a Participant to defer a portion of Compensation as set forth in Article III. The Deferral Commitment shall apply to each payment of Compensation payable to a Participant, and shall specify the time that the amounts being deferred shall be distributed. Such designation shall be made in whole percentages and shall be made in a form acceptable to the Committee. A separate Deferral Commitment may be filed with respect to Salary and Bonuses if the Participant is an employee. A Deferral Commitment shall expire at the end of the applicable Deferral Period. A Deferral Commitment may be made in writing, telephonically, electronically or such other forms, but only to the extent permitted by Airgas from time to time.
     2.12. Deferral Period. “Deferral Period” means with respect to Salary and Directors’ Fees, the Calendar Year (except that for the year that the Plan is adopted, the Deferral Period shall be the period between the Effective Date and December 31, 2006, and, with respect to Bonuses, the period beginning on April 1 and ending the next following March 31.
     2.13. Deferrals. “Deferrals” means the Base Salary, Bonus and/or Directors’ Fees, as applicable, that a Participant has elected to defer with respect to any applicable Plan Year.
     2.14. Determination Date. “Determination Date” means each business day.
     2.15. Director’s Fees. “Director’s Fees” means the fees payable to a Non-Employee Director for services rendered as a member of the Board.
     2.16. Disability. “Disability” means a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
     2.17. Distribution Election. “Distribution Election” means the form prescribed by the Committee and completed by the Participant, indicating the chosen form of payment for benefits payable from each Account under the Plan, as elected by the Participant. Such form may be written, telephonic or web-based, as designated by the Committee.
     2.18. Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and guidance thereunder.

     2.19. Five-Percent Owner. “Five Percent Owner” means any employee who owns (or is considered as owning within the meaning of section 318 of the Code) more than 5% of the outstanding stock of Airgas or stock possessing more than 5% of the total combined voting power of all stock of Airgas. For purposes of this Section, section 318(a)(2)(C) of the Code shall be applied by substituting “5%” for “50%” each time it appears therein.
     2.20. Interest. “Interest” means the amount credited to a Participant’s Account on each Determination Date, which shall be based on the Valuation Funds chosen by the Participant as provided in Section 4.3. Such credits to a Participant’s Account may be either positive or negative to reflect the increase or decrease in value of the Account in accordance with the provisions of the Plan.
     2.21. Key Employee. “Key Employee” means an employee of the Company whose base salary plus commissions is reasonably expected by the Committee to exceed $100,000 per year.
     2.22. Non-Employee Director. “Non-Employee Director” means a duly elected member of the Board who is not an employee of the Company.
     2.23. Participant. “Participant” means any employee or Non-Employee Director who is eligible, pursuant to Section 3.1, to participate in the Plan, and who has elected to defer Compensation under the Plan in accordance with Article III. Such employee or Non-Employee Director shall remain a Participant in the Plan for the Deferral Period and until such time as all benefits payable under the Plan have been paid in accordance with the provisions hereof.
     2.24. Plan. “Plan” means this Airgas, Inc. Deferred Compensation Plan II, as amended from time to time.
     2.25. Plan Year. “Plan Year” means a calendar year; provided that the first Plan Year shall begin on July 1, 2006 and end on December 31, 2006.
     2.26. Salary. “Salary” means the base salary and/or commissions payable to a Participant with respect to employment services performed for the Company by the Participant which is considered wages for purposes of Federal income tax withholding.
     2.27. Separation from Service. “Separation from Service” means a Participant’s termination of employment or service as a Non-Employee Director, as applicable, with the Company and its Subsidiaries that meets the requirements of a “separation from service” as defined in section 409A of the Code and guidance thereunder, and shall include the death of the Participant. For these purposes, service with the Company or its Subsidiaries does not include any period of required notice under applicable law prior to Separation from Service, or during which a Participant is receiving severance pay or “pay in lieu of notice.” Cessation of service as an employee or Non-Employee Director shall not be treated as a Separation from Service if the Participant continues without interruption to serve thereafter in a material manner in another one (or more) of such other capacities, as determined by the Committee in its sole discretion. A transfer of employment or service between the Company and a Subsidiary shall not be deemed a Separation from Service.

          (a) Specified Employee. “Specified Employee” means a “key employee” (as defined in section 416(i) of the Code without regard to section 416(i)(5)) of the Employer . For purposes of this definition, an Employee is a “key employee” if the Employee meets the requirements of Code section 416(i)(1)(A)(i), (ii) or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the 12-month period ending on December 31st of any year. If an Employee is a “key employee” as of December 31st of any year, the Employee is treated as a Specified Employee hereunder for the 12-month period beginning April 1st of the year following such December 31.
     2.28. Subsidiary. “Subsidiary” means any corporation (other than Airgas) in an unbroken chain of corporations or other entities beginning with Airgas, if each of the entities other than the last entity in the unbroken chain owns stock, partnership rights or other ownership interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, partnership rights or other ownership interest in one of the other entities in such chain.
     2.29. Unforeseeable Emergency. “Unforeseeable Emergency” means a severe financial hardship of the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary circumstances arising as a result of events beyond the control of the Participant.
     2.30. Valuation Funds. “Valuation Funds” means one or more of the independently established funds or indices that are identified by the Committee. These Valuation Funds are used solely to calculate the Interest that is credited to each Participant’s Account in accordance with Article IV. The determination of the increase or decrease in the performance of each Valuation Fund shall be made by the Committee in its reasonable discretion. The Committee shall select the various Valuation Funds available under the Plan from time to time in its sole discretion.
ARTICLE III — ELIGIBILITY AND PARTICIPATION
     3.1. Eligibility and Participation.
          (a) Eligibility. Eligibility to participate in the Plan shall be limited to Non-Employee Directors and those Key Employees who are designated by the Committee as eligible to participate in the Plan, from time to time.
          (b) Participation.
               (i) Salary and Directors’ Fees Deferrals. No Salary or Directors’ Fees may be deferred with respect to any period prior to July 1, 2006. With respect to the Deferral Period beginning July 1, 2006, a Key Employee or Non-Employee Director shall begin participation in the Plan with respect to deferring Salary or Directors’ Fees, as applicable, which are earned after the date the election is made by properly completing and submitting a Deferral Commitment in the form and manner designated by the Committee from time to time no later than June 30, 2006. With respect to each subsequent Deferral Period, a Key Employee or Non-Employee Director shall begin participation in the Plan with respect to deferring Salary or Directors’ Fees by properly completing and submitting a Deferral Commitment and such other administrative forms as designated by the Committee no later than December 31st of the year before such Salary or Directors’ Fees are earned.
               (ii) Bonus Deferrals. Deferral Commitments may be made with respect to the Deferral Period beginning April 1, 2007. A Key Employee shall begin participation in the Plan with respect to deferring a Bonus for any particular Deferral Period by properly completing and submitting a Deferral Commitment in the form and manner designated by the Committee from time to time no later than September 30 of the Deferral Period to which the Deferral Commitment Relates.
     3.2. Form of Deferral Commitment. A Participant may elect to make a Deferral Commitment only in the form and manner permitted by the Committee. The Deferral Commitment shall specify the following:
          (a) Deferral Amounts; Accounts. A Deferral Commitment shall be applicable to each payment of Compensation by the Company to a Participant during the Deferral Period. A Deferral Commitment must indicate when the Deferrals shall be distributed in accordance with Article V. The Participant’s Deferral Commitment shall set forth a whole percentage of Compensation to be deferred. If the Participant is an employee of the Company, the Participant may designate a different percentage of Salary and Bonus that is to be deferred under the Plan.
          (b) Allocation to Valuation Funds. The Participant shall specify in the form and manner designated by the Committee, the Participant’s allocation of the Deferrals to his or her Account among the various available Valuation Funds. In the event a Participant fails to validly specify an available Valuation Fund for all or a portion of this Account, the Committee shall, in its sole discretion, determine how the unallocated amount shall be allocated among the available Valuation Funds.
          (c) Maximum Deferral. The maximum amount of each payment of Salary that may be deferred shall be seventy-five percent (75%), and the maximum amount of each payment of Bonus or Directors’ Fees that may be deferred shall be one hundred percent (100%).
     3.3. Period of Commitment. Once a Participant has made a Deferral Commitment, that Deferral Commitment will not remain in effect for subsequent Deferral Periods. A Participant must make a new Deferral Commitment each year.
     3.4. Commitment Limitations. If a Participant Separates from Service with the Company prior to the end of a Deferral Period, the Deferral Commitment shall end as of such Separation from Service.
     3.5. Revocability of Deferral Commitment. A Deferral Commitment shall be irrevocable by the Participant during a Deferral Period; provided, however, that a Participant who receives a distribution due to an Unforeseeable Emergency under the Plan or due to a hardship distribution under the Employer’s 401(k) plan in accordance with Section 1.401(k)-1(d)(3) of the Treasury Regulations may cancel his or her election hereunder for the remainder of the Deferral Period.

ARTICLE IV — PLAN ACCOUNTS
     4.1. Accounts. A Participant’s Deferrals and Interest shall be credited to such Participant’s Account. Separate sub-accounts may be maintained on the books of the Company to reflect the different distribution elections chosen under the Plan by each Participant as set forth in Section 3.2(a), above. An Account shall be used solely to calculate the amount payable to each Participant under the Plan and shall not constitute a separate fund of assets.
     4.2. Timing of Credits; Withholding. A Participant’s Deferrals shall be credited to the sub-Account designated by the Participant as soon as administratively practicable following the last day of the month during which the applicable Deferral would have otherwise been payable to the Participant, or such more frequent period designated by the Committee. Any withholding of taxes or other amounts with respect to Deferrals that is required by local, state or Federal law shall be withheld from the Participant’s non-deferred Compensation to the maximum extent possible, and any remaining amount shall reduce the amount credited to the Participant’s Account in a manner specified by the Committee.
     4.3. Valuation Funds. A Participant shall designate, at a time and in a manner acceptable to the Committee, one or more Valuation Funds for his or her Account for the sole purpose of determining the amount of Interest to be credited or debited to such Account. Such election shall designate the portion of his or her Account that shall be allocated among the available Valuation Fund(s), and such election shall apply to each succeeding deferral of Compensation until such time as the Participant shall file a new election with the Committee. Upon notice to the Committee, the Participant may also reallocate the balance in each Account among the available Valuation Funds as of the next succeeding Determination Date.
     4.4. Determination of Accounts. Each Participant’s Account as of each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:
          (a) New Deferrals. Each Account shall be increased by any Deferrals credited since such prior Determination Date in the proportion chosen by the Participant.
          (b) Distributions. Each Account shall be reduced by any payment provided for under Article V of the Plan made from that Account since the prior Determination Date. Distributions shall be deemed to have been made proportionally from each of the Valuation Funds maintained within such Account based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds maintained within such Account for that Participant as of the Determination Date immediately preceding the date of payment.
          (c) Interest. Each Account shall be increased or decreased by the Interest credited to such Account since the prior Determination Date as though the balance of that Account as of such prior Determination Date had been invested in the applicable Valuation Funds chosen by the Participant.
          (d) Vesting of Accounts. Each Participant shall be 100% vested in the amounts credited to such Participant’s Account and Interest thereon.

     4.5. Statement of Accounts. The Committee shall give to each Participant a statement showing the balances in the Participant’s Account(s) on a quarterly basis.
ARTICLE V — DISTRIBUTIONS
     5.1. Separate Distribution Elections. A Participant shall specify the time and form of distribution under this Article V separately for Deferrals that relate to Salary, Bonus and Directors’ Fees for each Plan Year.
     5.2. Distribution Timing Elections.
          Each Plan Year, a Participant must separately elect the timing of distribution of his Deferrals for such Plan Year.
          (a) Timing Options. A Participant may choose to commence distributions among the following options:
               (i) a specified date that occurs no earlier than during the third Plan Year following the Plan Year in which the Deferrals designated for distribution were credited to his Account (a “Specified Date”) and without regard to whether the Participant Separates from Service prior to such Specified Date;
               (ii) Separation from Service; or
               (iii) the earlier of a Specified Date or Separation from Service.
          (b) Default Election. If Participant fails to specify a time of payment under Section 5.2(a), then such Deferrals shall be distributed upon Separation from Service under Section 5.2(a)(ii).
          (c) Revisions. A Participant may revise his or her initial elections under this Section 5.2, but only to the extent such new election satisfies Section 5.4.
          (d) Commencement of Payments. Payment shall commence as soon as practical, but in no event later than sixty days after the date selected by the Participant under this Section 5.2, and subsequent payments, if the form of payment selected provides for subsequent payments, shall be made on the anniversary of the initial payment.
     5.3. Distribution Forms. The benefits payable from any sub-Account under the Plan shall be paid in the form of benefit specified by the Participant in the in his most recent Distribution Election.
          (a) Permitted Forms. The permitted forms of benefit payment are:
               (i) A lump sum amount equal to a Participant’s sub-Account balance immediately prior to the distribution; or

               (ii) Annual, monthly or quarterly installments for a period of between two (2) and fifteen (15) years in which each such installment payment shall be equal to the balance of the Account immediately prior to the installment payment, multiplied by a fraction, the numerator of which is one (1) and the denominator of which commences at the number of annual, monthly or quarterly installment payments initially chosen and is reduced by one (1) when each succeeding installment payment is made.
          (b) Default Form. If a Participant fails to specify a form of payment under Section 5.3(a) with respect to any sub-Account, then such sub-Account shall be distributed as a lump sum under Section 5.3(a)(i).
          (c) Revisions. A Participant may revise his or her initial elections under this Section 5.3, but only to the extent such new election satisfies Section 5.4.
     5.4. Revised Distribution Elections. A Distribution Election that changes the timing initially elected in Section 5.2 or the distribution form initially elected in Section 5.3 for any portion of a Participant’s Account (“Revised Distribution Election”) shall be effective only if such Revised Distribution Election (i) is filed no later than 12 months before the date the payments would otherwise be made, (ii) provides that no payment may be made on a date that is before the date which is five years after the date such payment would otherwise have been made under the Distribution Election in force immediately prior to a filing of such Revised Distribution Election, and (iii) is not effective until 12 months after the date it was made. Such Revised Distribution Election may not accelerate any portion of any payment.
     5.5. Unforeseeable Emergency. Upon a finding that a Participant has suffered an Unforeseeable Emergency, the Committee may, in its sole discretion, make distributions from any or all of the Participant’s sub-Accounts. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant’s needs resulting from the Unforeseeable Emergency (plus an amount necessary to pay any taxes applicable to the distribution), and will not exceed the Participant’s entire vested Account balance. The amount distributed on an Unforeseeable Emergency shall be withdrawn from such Participant’s sub-Accounts in the order and manner designated by the Participant
     5.6. Miscellaneous Distribution Provisions.
          (a) Unvested Balances. Any unvested balance in a Participant’s In-Service Account(s) shall be forfeited upon the Participant’s Separation from Service.
          (b) Withholding; Payroll Taxes. The Company shall withhold from any payment made pursuant to the Plan any taxes required to be withheld from such payments under local, state or Federal law.
          (c) Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of the property, the Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and the Company from all liability with respect to such benefit.
          (d) Effect of Payment. The full payment of the applicable benefit under this Article V shall completely discharge all obligations on the part of the Company to the Participant (and the Participant’s Beneficiary) with respect to the operation of the Plan, and the Participant’s (and Participant’s Beneficiary’s) rights under the Plan shall terminate.
ARTICLE VI — BENEFICIARY DESIGNATION
     6.1. Beneficiary Designation. Each Participant shall have the right, at any time, to designate one (1) or more persons or entities as Beneficiary (both primary as well as contingent beneficiaries) to whom benefits under the Plan shall be paid in the event of the Participant’s death prior to complete distribution of the Participant’s vested Account balance. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant’s lifetime.
     6.2. Changing Beneficiary. Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Committee. Such new filing shall cancel all designations previously filed.
     6.3. No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant’s benefits, the Participant’s Beneficiary shall be the person in the first of the following classes in which there is a survivor:
          (a) The Participant’s surviving spouse;
          (b) The Participant’s estate.
     6.4. Effect of Payment. Payment to the Beneficiary shall completely discharge the Company’s obligations under the Plan.
ARTICLE VII — ADMINISTRATION
     7.1. Committee; Duties. This Plan shall be administered by the Committee, which shall consist of not less than three (3) persons appointed by the Board, except in the event of a Change in Control as provided in Section 7.6. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as they may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under the Plan.
     7.2. Removal, Resignation. Any Committee member may resign by giving written notice to the Board, which notice shall be effective 30 days after delivery. Notwithstanding the foregoing, any Committee member who is an employee of the Company shall be deemed to have resigned from the Committee effective upon his termination of employment. Except in the event of a Change in Control as provided in Section 7.6, a Committee member may be removed by the Board by written notice to such Committee member, which notice shall be effective upon delivery.
     7.3. Agents. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.
     7.4. Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.
     7.5. Indemnity of Committee. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan on account of such member’s service on the Committee, except in the case of gross negligence or willful misconduct.
     7.6. Election of Committee After Change in Control. After a Change in Control, vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in Control. Following a Change in Control, no amendment shall be made to Article VII or other Plan provisions regarding Committee authority with respect to the Plan without prior approval by the Committee.
ARTICLE VIII — CLAIMS PROCEDURE
     8.1. Claim. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as “Claimant”) shall present the claim or request in writing to the Committee, which shall respond in writing as soon as practical. The Committee shall establish administrative processes and safeguards to ensure that all claims for benefits are reviewed in accordance with the Plan document and that, where appropriate, Plan provisions have been applied consistently to similarly situated Claimants. Any notification to a Claimant required hereunder may be provided in writing or by electronic media, provided that any electronic notification shall comply with the applicable standards imposed under Department of Labor (“DOL”) Reg. §2520.104b-1(c).
     8.2. Denial of Claim. If a claim is wholly or partially denied, the Committee shall, notify the Claimant within a reasonable period of time, but not later than 90 days after receipt of the claim, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 180 days from receipt of the claim. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Committee expects to render a benefit determination. A benefit denial notice shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the denial, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, with reasons therefor, and (iv) the procedure for reviewing the denial of the claim and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a legal action under §502(a) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) following an adverse benefit determination on review. A claim shall be deemed denied if the Claimant does not receive a decision from the Committee within 90 days (or 180 days in the event an extension notice is provided) of the Committee’s receipt of the claim.
     8.3. Review of Claim. Any Claimant whose claim is denied or deemed denied may request a review by notice given in writing to the Committee. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial or within sixty (60) days after a claim is deemed denied. Failure to submit a proper application for appeal within such 60 day period will cause such claim to be deemed permanently denied. The Claimant or his representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim. A document, record or other information shall be deemed “relevant” to a claim in accordance with DOL Reg. §2560.503-1(m)(8). The Claimant or his representative shall also be provided the opportunity to submit written comments, documents, records and other information relating to the claim for benefits. The Committee shall review the appeal taking into account all comments, documents, records and other information submitted by the Claimant or his representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
     8.4. Final Decision. The decision on review shall normally be made within sixty (60) days after the Committee’s receipt of claimant’s claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Committee expects to render a benefit determination. An adverse benefit decision on appeal shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the adverse determination, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Claimant’s claim (the relevance of a document, record or other information will be determined in accordance with DOL Reg. §2560.503-1(m)(8)) and (iv) a statement of the Claimant’s right to bring a legal action under §502(a) of ERISA.
     8.5. Litigation. In order to operate and administer the claims procedure in a timely and efficient manner, any Claimant whose appeal with respect to a claim for benefits has been denied, and who desires to commence a legal action with respect to such claim, must commence such action in a court of competent jurisdiction within 90 days of receipt of notification of such denial or date of deemed denial. Failure to file such action by the prescribed time will forever bar the commencement of such action.

ARTICLE IX — AMENDMENT AND TERMINATION OF PLAN
     9.1. Amendment. The Board may at any time amend the Plan by written instrument, notice of which is given to all Participants and to any Beneficiary receiving installment payments, subject to the following:
          (a) Preservation of Account Balance. No amendment shall reduce the amount accrued in any Account as of the date such notice of the amendment is given.
          (b) Changes in Interest Rate. No amendment shall reduce, either prospectively or retroactively, the rate of Interest to be credited to the amount already accrued in any of the Participant’s Account and any amounts credited to the Account under Deferral Commitments already in effect on that date, except as may be provided as a result of a selection or deletion of available Valuation Funds.
     9.2. Company’s Right to Terminate. The Board, in its sole discretion, may at any time partially or completely terminate the Plan. In the event of a termination, except as specifically provided below, existing elections will be frozen, benefit payments will commence as elected by the Participant or provided under the Plan on the date of the Plan’s termination and no future Deferral Commitments or Distribution Elections may be made under the Plan.
          (a) In the event of a termination of the Plan within the 30 days before a Change in Control or within 12 months following a Change in Control, all Accounts may be distributed as soon as practicable following such termination of the Plan,
          (b) In the event of a termination of the Plan within 12 months of a corporate dissolution taxed under Code section 331, or with the approval of a bankruptcy court pursuant to U.S.C. §503(b)(1)(A), all Accounts may be distributed as soon as practicable following such termination provided that the Deferrals are included in each Participants’ gross incomes in the latest of: (1) The calendar year in which the plan termination occurs (2) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (3) the first calendar year in which the payment is administratively practicable.
          (c) The Employer may provide for earlier distributions, provided that,
               (i) All non-qualified deferred compensation arrangements sponsored by the Employer that would be aggregated with any terminated arrangement under Code section 409A and the guidance thereunder are terminated;
               (ii) No payments other than payments that would be payable under the terms of the Plan if the termination had not occurred are made within 12 months of the termination of the arrangements;
               (iii) All payments are made within 24 months of the termination of the Plan; and

               (iv) The Employer does not adopt a new arrangement that would be aggregated with any the Plan under Code section 409A and the applicable guidance thereunder at any time within five years following the date of termination of the Plan.
ARTICLE X — MISCELLANEOUS
     10.1. Unfunded Plan. This Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly-compensated employees” within the meaning of sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.
     10.2. Company Obligation. The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the Company with respect to the deferred Compensation receivable from, and contributions by, the Company and shall not be an obligation of another company.
     10.3. Unsecured General Creditor. Notwithstanding any other provision of the Plan, Participants and Participants’ Beneficiaries shall be unsecured general creditors, with no secured or preferential rights to any assets of the Company or any other party for payment of benefits under the Plan. Any property held by the Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. The Company’s obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.
     10.4. Trust Fund. The Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Company may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of assisting in the payment of such benefits. Although such a trust may be irrevocable, its assets shall be held for payment of all the Company’s general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of the Company.
     10.5. Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgements, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.
     10.6. Not a Contract of Employment. This Plan shall not constitute a contract of employment between the Company and any Participant. Nothing in the Plan shall give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.
     10.7. Protective Provisions. A Participant will cooperate with the Company by furnishing any and all information requested by the Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Company may deem necessary and taking such other action as may be requested by the Company.
     10.8. Governing Law. The provisions of the Plan shall be construed and interpreted according to the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law provisions thereof, except as preempted by Federal law.
     10.9. Validity. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.
     10.10. Notice. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the Company’s address. Mailed notice to a Participant or Beneficiary shall be directed to the individual’s last known address in the Company’s records.
     10.11. Successors. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

AIRGAS, INC.

BY:	/s/ Dwight T. Wilson

Dwight T. Wilson,
Senior Vice President Human Resources

DATED: May 23, 2006